UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified

Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Semiannual Report

April 30, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2017

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Financial Statements	4

Annual Meeting of Shareholders	39

Board of Trustees’ Contract Approval	40

Officers and Trustees	43

Important Notices	44

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Performance1

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric Stein, CFA and Sarah C. Orvin, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	5.64%	9.40%	4.23%	5.60%
Fund at Market Price	—	10.69	13.71	3.87	4.68

% Premium/Discount to NAV[2]
					–6.99%

Distributions[3]
Total Distributions per share for the period					$0.527
Distribution Rate at NAV					6.00%
Distribution Rate at Market Price					6.45%

% Total Leverage[4]
Derivatives					18.76%
Borrowings					19.93

Fund Profile

Asset Allocation (% of total leveraged assets)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Endnotes and Additional Disclosures

[1]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[5]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 163.1%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

Fund profile subject to change due to active management.

3

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited)

Senior Floating-Rate Loans — 35.4%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.7%
Silver II US Holdings, LLC
Term Loan, 4.15%, Maturing December 13, 2019	358	$356,747
TransDigm, Inc.
Term Loan, 4.12%, Maturing February 28, 2020	498	499,471
Term Loan, 4.14%, Maturing June 4, 2021	316	316,985
Term Loan, 3.99%, Maturing June 9, 2023	666	665,673

		$1,838,876

Automotive — 1.0%
Allison Transmission, Inc.
Term Loan, 2.99%, Maturing September 23, 2022	235	$237,427
CS Intermediate Holdco 2, LLC
Term Loan, 3.90%, Maturing October 26, 2023	285	285,902
Dayco Products, LLC
Term Loan, 5.30%, Maturing December 12, 2019	170	170,387
FCA US, LLC
Term Loan, 2.99%, Maturing December 31, 2018	216	217,283
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	656	656,506
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 2.99%, Maturing April 30, 2019	383	387,965
Horizon Global Corporation
Term Loan, 5.50%, Maturing June 29, 2021	77	77,748
Sage Automotive Holdings, Inc.
Term Loan, 6.00%, Maturing October 27, 2022	125	124,999
Tower Automotive Holdings USA, LLC
Term Loan, 3.75%, Maturing March 7, 2024	521	520,531
Visteon Corporation
Term Loan, 3.35%, Maturing March 24, 2024	102	102,785

		$2,781,533

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.90%, Maturing April 3, 2020	356	$309,380
Jacobs Douwe Egberts International B.V.
Term Loan, Maturing July 2, 2022(2)	125	125,000

		$434,380

Brokerage / Securities Dealers / Investment Houses — 0.2%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing November 23, 2020	65	$65,292
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	271	258,723

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)
Salient Partners L.P.
Term Loan, 9.66%, Maturing May 19, 2021	137	$131,220

		$455,235

Building and Development — 0.9%
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	196	$197,960
CPG International, Inc.
Term Loan, 4.90%, Maturing September 30, 2020	394	397,003
DTZ U.S. Borrower, LLC
Term Loan, 4.34%, Maturing November 4, 2021	516	519,888
Ply Gem Industries, Inc.
Term Loan, 4.15%, Maturing February 1, 2021	300	301,529
Quikrete Holdings, Inc.
Term Loan, 4.24%, Maturing November 15, 2023	449	452,709
RE/MAX International, Inc.
Term Loan, 3.90%, Maturing December 15, 2023	401	402,418
Summit Materials Companies I, LLC
Term Loan, 3.74%, Maturing July 17, 2022	123	124,194

		$2,395,701

Business Equipment and Services — 3.2%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	532	$496,453
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	123	109,884
CCC Information Services, Inc.
Term Loan, 4.04%, Maturing March 29, 2024	225	224,472
Change Healthcare Holdings, Inc.
Term Loan, 3.75%, Maturing March 1, 2024	1,175	1,179,721
Corporate Capital Trust, Inc.
Term Loan, 4.44%, Maturing May 20, 2019	1,053	1,065,847
CPM Holdings, Inc.
Term Loan, 5.25%, Maturing April 11, 2022	248	251,834
Education Management, LLC
Term Loan, 5.66%, Maturing July 2, 2020(3)	80	56,632
Term Loan, 8.66%, Maturing July 2, 2020(3)	152	0
EIG Investors Corp.
Term Loan, 6.53%, Maturing November 9, 2019	441	444,010
Extreme Reach, Inc.
Term Loan, 7.28%, Maturing February 7, 2020	111	112,347
First Data Corporation
Term Loan, 3.99%, Maturing July 10, 2022	490	492,964

4	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
IG Investment Holdings, LLC
Term Loan, 6.15%, Maturing October 29, 2021	436	$440,279
Information Resources, Inc.
Term Loan, 5.25%, Maturing January 18, 2024	175	177,133
J.D. Power and Associates
Term Loan, 5.25%, Maturing September 7, 2023	124	125,308
KAR Auction Services, Inc.
Term Loan, 4.19%, Maturing March 11, 2021	530	534,439
Kronos Incorporated
Term Loan, 5.03%, Maturing November 1, 2023	1,047	1,052,324
MCS AMS Sub-Holdings, LLC
Term Loan, 7.65%, Maturing October 15, 2019	76	74,869
Monitronics International, Inc.
Term Loan, 6.65%, Maturing September 30, 2022	395	401,781
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020	349	350,043
Prime Security Services Borrower, LLC
Term Loan, 4.25%, Maturing May 2, 2022	299	302,139
Spin Holdco, Inc.
Term Loan, 4.27%, Maturing November 14, 2019	617	618,671
Tempo Acquisition, LLC
Term Loan, Maturing March 15, 2024(2)	150	150,375
Vantiv, LLC
Term Loan, 3.49%, Maturing October 14, 2023	82	82,606

		$8,744,131

Cable and Satellite Television — 1.6%
Atlantic Broadband Finance, LLC
Term Loan, 3.49%, Maturing November 30, 2019	127	$127,486
Charter Communications Operating, LLC
Term Loan, 3.24%, Maturing January 15, 2024	371	373,570
CSC Holdings, LLC
Term Loan, 3.24%, Maturing July 15, 2025	459	459,698
MCC Iowa, LLC
Term Loan, 3.45%, Maturing January 29, 2021	168	169,752
Term Loan, 3.70%, Maturing June 30, 2021	146	147,174
Numericable Group SA
Term Loan, 3.94%, Maturing June 21, 2025	325	324,221
Telenet International Finance S.a.r.l.
Term Loan, 3.97%, Maturing January 31, 2025	350	352,078
UPC Financing Partnership
Term Loan, 3.74%, Maturing April 15, 2025	475	477,316
Virgin Media Bristol, LLC
Term Loan, 3.74%, Maturing January 31, 2025	1,275	1,281,216

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo Secured Finance Partnership
Term Loan, 3.49%, Maturing April 15, 2025		625	$626,004

			$4,338,515

Chemicals and Plastics — 1.2%
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.65%, Maturing February 1, 2023		369	$372,680
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		336	339,281
Term Loan - Second Lien, 8.75%, Maturing August 1, 2022		100	100,167
Gemini HDPE, LLC
Term Loan, 4.17%, Maturing August 7, 2021		365	368,230
Huntsman International, LLC
Term Loan, 3.99%, Maturing April 19, 2019		395	397,207
Ineos US Finance, LLC
Term Loan, 3.74%, Maturing March 31, 2022		123	123,500
Kraton Polymers, LLC
Term Loan, 5.00%, Maturing January 6, 2022		173	175,613
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2023		279	281,219
OXEA Finance, LLC
Term Loan, 4.40%, Maturing January 15, 2020		121	117,207
PolyOne Corporation
Term Loan, 3.28%, Maturing November 12, 2022		99	99,800
PQ Corporation
Term Loan, 5.25%, Maturing November 4, 2022		223	226,029
Solenis International L.P.
Term Loan, 4.50%, Maturing July 31, 2021	EUR	171	188,464
Tata Chemicals North America, Inc.
Term Loan, 3.94%, Maturing August 7, 2020		176	176,317
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.65%, Maturing March 19, 2020		384	386,849
Zep, Inc.
Term Loan, 5.00%, Maturing June 26, 2022		74	74,424

			$3,426,987

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 5.50%, Maturing August 21, 2022		277	$251,191

			$251,191

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.1%
Spectrum Brands, Inc.
Term Loan, 3.12%, Maturing June 23, 2022		276	$278,012

			$278,012

Containers and Glass Products — 0.3%
Horizon Holdings III SAS
Term Loan, 3.75%, Maturing December 22, 2022	EUR	300	$329,165
Pelican Products, Inc.
Term Loan, 5.40%, Maturing April 10, 2020		420	419,882

			$749,047

Cosmetics / Toiletries — 0.2%
Galleria Co.
Term Loan, 4.00%, Maturing September 29, 2023		325	$327,640
KIK Custom Products, Inc.
Term Loan, 5.65%, Maturing August 26, 2022		196	197,947

			$525,587

Drugs — 1.9%
Albany Molecular Research, Inc.
Term Loan, 5.91%, Maturing July 16, 2021		617	$621,544
Alkermes, Inc.
Term Loan, 3.74%, Maturing September 25, 2021		72	72,523
AMAG Pharmaceuticals, Inc.
Term Loan, 4.78%, Maturing August 13, 2021		183	183,769
Amneal Pharmaceuticals, LLC
Term Loan, 4.65%, Maturing November 1, 2019		634	637,039
Arbor Pharmaceuticals, Inc.
Term Loan, 6.15%, Maturing July 5, 2023		272	276,994
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, Maturing April 5, 2024(2)		775	779,965
Horizon Pharma, Inc.
Term Loan, 4.75%, Maturing March 15, 2024		568	572,512
Mallinckrodt International Finance S.A.
Term Loan, 3.90%, Maturing September 24, 2024		737	738,251
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.74%, Maturing April 1, 2022		1,340	1,348,135

			$5,230,732

Ecological Services and Equipment — 0.2%
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		559	$566,822

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
GFL Environmental, Inc.
Term Loan, 3.90%, Maturing September 29, 2023	149	$149,965

		$716,787

Electronics / Electrical — 3.5%
Answers Finance, LLC
Term Loan - Second Lien, 11.90%, Maturing September 15, 2021	30	$30,205
Avast Software B.V.
Term Loan, 4.40%, Maturing September 30, 2023	346	349,297
Campaign Monitor Finance Pty. Limited
Term Loan, 6.40%, Maturing March 18, 2021	119	111,158
CommScope, Inc.
Term Loan, 3.49%, Maturing December 29, 2022	153	154,689
Cypress Semiconductor Corporation
Term Loan, 4.74%, Maturing July 5, 2021	193	194,786
Electrical Components International, Inc.
Term Loan, 5.90%, Maturing May 28, 2021	614	619,162
Electro Rent Corporation
Term Loan, 6.00%, Maturing January 19, 2024	224	226,775
Excelitas Technologies Corp.
Term Loan, 6.15%, Maturing October 31, 2020	142	142,399
Go Daddy Operating Company, LLC
Term Loan, 3.49%, Maturing February 15, 2024	825	828,712
Infoblox, Inc.
Term Loan, 5.99%, Maturing November 1, 2023	150	151,875
Informatica Corporation
Term Loan, 4.65%, Maturing August 5, 2022	419	417,798
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	91	90,776
MA FinanceCo., LLC
Term Loan, 3.67%, Maturing November 20, 2021	875	878,874
Term Loan, Maturing April 18, 2024(2)	26	25,925
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	263	263,986
MH Sub I, LLC
Term Loan, 0.00%, Maturing July 8, 2021(4)	44	44,586
Term Loan, 4.75%, Maturing July 8, 2021	81	81,532
Term Loan, 4.75%, Maturing July 8, 2021	219	221,623
MTS Systems Corporation
Term Loan, 5.24%, Maturing July 5, 2023	249	252,009
Renaissance Learning, Inc.
Term Loan, 4.90%, Maturing April 9, 2021	121	122,084
Rocket Software, Inc.
Term Loan, 5.40%, Maturing October 14, 2023	199	201,189

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	687	$645,073
Southwire Company
Term Loan, 3.49%, Maturing February 10, 2021	393	395,656
SS&C Technologies, Inc.
Term Loan, 3.24%, Maturing July 8, 2022	26	26,321
Term Loan, 3.24%, Maturing July 8, 2022	314	316,949
SurveyMonkey, Inc.
Term Loan, 5.66%, Maturing April 13, 2024	300	301,500
Synchronoss Technologies, Inc.
Term Loan, 4.08%, Maturing January 19, 2024	150	141,625
Uber Technologies
Term Loan, 5.00%, Maturing July 13, 2023	323	323,820
VeriFone, Inc.
Term Loan, 3.75%, Maturing July 8, 2021	486	486,858
Veritas US, Inc.
Term Loan, 6.77%, Maturing January 27, 2023	421	419,719
Wall Street Systems Delaware, Inc.
Term Loan, 4.54%, Maturing August 26, 2023	299	300,653
Western Digital Corporation
Term Loan, 3.74%, Maturing April 29, 2023	417	420,711
Zebra Technologies Corporation
Term Loan, 3.60%, Maturing October 27, 2021	294	297,435

		$9,485,760

Equipment Leasing — 0.5%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.74%, Maturing March 20, 2022	750	$762,190
Flying Fortress, Inc.
Term Loan, 3.40%, Maturing April 30, 2020	500	504,687

		$1,266,877

Financial Intermediaries — 1.4%
AerCap Holdings N.V.
Term Loan, 3.40%, Maturing October 6, 2023	425	$429,427
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	411	412,699
Citco Funding, LLC
Term Loan, 3.99%, Maturing March 31, 2022	663	667,703
Clipper Acquisitions Corp.
Term Loan, 3.31%, Maturing February 6, 2020	96	96,680
Coinstar, LLC
Term Loan, 5.25%, Maturing September 27, 2023	75	74,812

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023	66	$67,017
Freedom Mortgage Corporation
Term Loan, 6.86%, Maturing February 26, 2022	75	76,266
Guggenheim Partners, LLC
Term Loan, 3.74%, Maturing July 21, 2023	212	213,949
LPL Holdings, Inc.
Term Loan, 3.77%, Maturing March 10, 2024	250	251,562
NXT Capital, Inc.
Term Loan, 5.50%, Maturing November 22, 2022	399	405,484
Quality Care Properties, Inc.
Term Loan, 6.25%, Maturing October 31, 2022	474	483,585
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	119	120,515
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 18, 2020	688	622,171

		$3,921,870

Food Products — 1.0%
Blue Buffalo Company, Ltd.
Term Loan, 3.78%, Maturing August 8, 2019	239	$241,529
Del Monte Foods, Inc.
Term Loan, 4.31%, Maturing February 18, 2021	121	101,890
High Liner Foods Incorporated
Term Loan, 4.31%, Maturing April 24, 2021	134	134,298
HLF Financing S.a.r.l.
Term Loan, 6.49%, Maturing February 13, 2023	225	224,813
JBS USA, LLC
Term Loan, 3.48%, Maturing October 30, 2022	1,100	1,105,328
Nature’s Bounty Co. (The)
Term Loan, 4.65%, Maturing May 5, 2023	695	698,667
Nomad Foods Europe Midco Limited
Term Loan, Maturing April 18, 2024(2)	100	100,521
Oak Tea, Inc.
Term Loan, 3.69%, Maturing July 2, 2022	195	196,509

		$2,803,555

Food Service — 0.3%
Weight Watchers International, Inc.
Term Loan, 4.34%, Maturing April 2, 2020	803	$762,958
Yum! Brands, Inc.
Term Loan, 2.99%, Maturing June 16, 2023	174	175,286

		$938,244

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.7%
Albertsons, LLC
Term Loan, 3.99%, Maturing August 22, 2021	248	$248,884
Term Loan, 4.30%, Maturing June 22, 2023	495	497,258
General Nutrition Centers, Inc.
Term Loan, 3.50%, Maturing March 4, 2019	716	660,960
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	100	100,513
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	353	355,921

		$1,863,536

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 5.75%, Maturing November 3, 2023	174	$175,104

		$175,104

Health Care — 4.2%
ADMI Corp.
Term Loan, 4.87%, Maturing April 30, 2022	247	$248,931
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	159	161,408
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	298	298,598
Alliance Healthcare Services, Inc.
Term Loan, 4.35%, Maturing June 3, 2019	214	214,233
Beaver-Visitec International, Inc.
Term Loan, 6.15%, Maturing August 21, 2023	149	149,250
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	571	575,252
CHG Healthcare Services, Inc.
Term Loan, 4.92%, Maturing June 7, 2023	371	375,572
Community Health Systems, Inc.
Term Loan, 3.80%, Maturing December 31, 2019	480	478,910
Term Loan, 4.05%, Maturing January 27, 2021	883	878,874
DaVita HealthCare Partners, Inc.
Term Loan, 3.74%, Maturing June 24, 2021	535	541,607
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	393	384,567
Envision Healthcare Corporation
Term Loan, 4.15%, Maturing December 1, 2023	1,147	1,159,762
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.90%, Maturing October 28, 2023	100	100,147

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Global Healthcare Exchange, LLC
Term Loan, 5.25%, Maturing August 15, 2022	197	$199,969
Greatbatch Ltd.
Term Loan, 4.50%, Maturing October 27, 2022	162	163,076
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	306	306,825
Indivior Finance S.a.r.l.
Term Loan, 7.04%, Maturing December 19, 2019	175	176,312
inVentiv Health, Inc.
Term Loan, 4.80%, Maturing November 9, 2023	424	427,018
Kindred Healthcare, Inc.
Term Loan, 4.69%, Maturing April 9, 2021	733	735,003
Kinetic Concepts, Inc.
Term Loan, 4.40%, Maturing February 2, 2024	500	501,510
KUEHG Corp.
Term Loan, 4.92%, Maturing August 13, 2022	272	273,861
Medical Depot Holdings, Inc.
Term Loan, 6.65%, Maturing January 3, 2023	149	145,008
MMM Holdings, Inc.
Term Loan, 10.25%, Maturing June 30, 2019	84	82,324
MPH Acquisition Holdings, LLC
Term Loan, 4.90%, Maturing June 7, 2023	410	416,261
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, Maturing December 12, 2017	61	59,849
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	88	47,568
Onex Carestream Finance L.P.
Term Loan, 5.15%, Maturing June 7, 2019	228	226,435
Opal Acquisition, Inc.
Term Loan, 5.15%, Maturing November 27, 2020	291	275,172
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	535	532,960
Quintiles IMS Incorporated
Term Loan, 3.15%, Maturing March 7, 2024	703	710,331
Select Medical Corporation
Term Loan, 4.65%, Maturing March 6, 2024	250	252,758
Tecomet, Inc.
Term Loan, 5.90%, Maturing December 5, 2021	220	220,556
Term Loan, Maturing April 13, 2024(2)	125	125,703

		$11,445,610

Home Furnishings — 0.3%
Serta Simmons Bedding, LLC
Term Loan, 4.54%, Maturing November 8, 2023	798	$801,591

		$801,591

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 1.4%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		530	$521,973
Blount International, Inc.
Term Loan, 6.00%, Maturing April 12, 2023		397	401,466
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		145	147,176
EWT Holdings III Corp.
Term Loan, 4.90%, Maturing January 15, 2021		658	663,166
Term Loan, 5.65%, Maturing January 15, 2021		99	99,866
Gardner Denver, Inc.
Term Loan, 4.56%, Maturing July 30, 2020		338	338,120
Gates Global, LLC
Term Loan, 4.41%, Maturing April 1, 2024		374	376,317
Generac Power Systems, Inc.
Term Loan, 3.90%, Maturing May 31, 2023		252	253,648
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		365	348,518
Paternoster Holding IV GmbH
Term Loan, 6.00%, Maturing March 31, 2022	EUR	175	192,911
STS Operating, Inc.
Term Loan, 4.77%, Maturing February 12, 2021		334	329,719
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		138	137,889

			$3,810,769

Insurance — 1.0%
AssuredPartners, Inc.
Term Loan, 5.25%, Maturing October 21, 2022		173	$174,597
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023		125	127,344
Asurion, LLC
Term Loan, 4.24%, Maturing July 8, 2020		117	117,649
Term Loan, 4.25%, Maturing August 4, 2022		957	964,483
Term Loan, 4.75%, Maturing November 3, 2023		319	320,353
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		375	381,641
Cunningham Lindsey U.S., Inc.
Term Loan, 5.03%, Maturing December 10, 2019		164	148,236
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		428	429,140

			$2,663,443

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Leisure Goods / Activities / Movies — 1.5%
AMC Entertainment, Inc.
Term Loan, 3.74%, Maturing December 15, 2022	394		$396,791
Term Loan, 3.74%, Maturing December 15, 2023	100		100,585
Bombardier Recreational Products, Inc.
Term Loan, 4.04%, Maturing June 30, 2023	821		826,445
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.15%, Maturing July 8, 2022	370		374,187
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	338		340,129
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.57%, Maturing February 1, 2024	125		125,313
Emerald Expositions Holding, Inc.
Term Loan, 4.90%, Maturing June 17, 2020	237		238,914
Lindblad Expeditions, Inc.
Term Loan, 5.82%, Maturing May 8, 2021	45		45,307
Term Loan, 5.82%, Maturing May 8, 2021	348		351,132
Nord Anglia Education Finance, LLC
Term Loan, 4.55%, Maturing March 31, 2021	635		636,666
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.15%, Maturing March 31, 2024	0	(5)	385
SRAM, LLC
Term Loan, 4.54%, Maturing March 15, 2024	293		294,114
Steinway Musical Instruments, Inc.
Term Loan, 4.92%, Maturing September 19, 2019	373		354,822

			$4,084,790

Lodging and Casinos — 1.3%
Amaya Holdings B.V.
Term Loan, 4.65%, Maturing August 1, 2021	635		$636,442
Term Loan - Second Lien, 8.15%, Maturing August 1, 2022	539		543,336
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2022(6)	345		404,062
CityCenter Holdings, LLC
Term Loan, 3.49%, Maturing April 18, 2024	350		350,963
Hilton Worldwide Finance, LLC
Term Loan, 2.99%, Maturing October 25, 2023	849		856,457
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.49%, Maturing April 25, 2023	371		372,874
Playa Resorts Holding B.V.
Term Loan, Maturing April 5, 2024(2)	175		175,711
RHP Hotel Properties L.P.
Term Loan, 3.75%, Maturing January 15, 2021	119		119,600

			$3,459,445

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.4%
Fairmount Santrol, Inc.
Term Loan, 4.65%, Maturing September 5, 2019	362	$356,447
Global Brass & Copper, Inc.
Term Loan, 5.25%, Maturing July 18, 2023	149	151,395
Murray Energy Corporation
Term Loan, 8.40%, Maturing April 16, 2020	357	343,880
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)	5	0
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)	84	13,881
Oxbow Carbon, LLC
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	150,937

		$1,016,540

Oil and Gas — 1.2%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	390	$251,811
Bronco Midstream Funding, LLC
Term Loan, 5.06%, Maturing August 15, 2020	249	251,048
CITGO Holding, Inc.
Term Loan, 9.65%, Maturing May 12, 2018	151	153,293
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	161	160,184
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	196	191,468
MEG Energy Corp.
Term Loan, 4.63%, Maturing December 31, 2023	1,064	1,067,021
Paragon Offshore Finance Company
Term Loan, 5.75%, Maturing July 18, 2021	148	58,232
Seadrill Partners Finco, LLC
Term Loan, 4.15%, Maturing February 21, 2021	551	372,138
Sheridan Investment Partners II L.P.
Term Loan, 4.56%, Maturing December 16, 2020	27	22,790
Term Loan, 4.56%, Maturing December 16, 2020	74	61,109
Term Loan, 4.56%, Maturing December 16, 2020	530	439,295
Sheridan Production Partners I, LLC
Term Loan, 4.60%, Maturing October 1, 2019	17	14,821
Term Loan, 4.60%, Maturing October 1, 2019	28	24,265
Term Loan, 4.60%, Maturing October 1, 2019	211	183,121
Ultra Resources, Inc.
Term Loan, 4.00%, Maturing March 23, 2024	200	198,438

		$3,449,034

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 0.6%
Ascend Learning, LLC
Term Loan, 5.52%, Maturing July 31, 2019	217	$218,787
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	710	630,551
LSC Communications, Inc.
Term Loan, 7.00%, Maturing September 30, 2022	188	190,313
Merrill Communications, LLC
Term Loan, 6.42%, Maturing June 1, 2022	123	123,028
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	320	323,591
Tweddle Group, Inc.
Term Loan, 7.17%, Maturing October 24, 2022	148	149,236

		$1,635,506

Radio and Television — 0.6%
AP NMT Acquisition B.V.
Term Loan, 6.90%, Maturing August 13, 2021	98	$86,714
CBS Radio, Inc.
Term Loan, 4.50%, Maturing October 17, 2023	226	228,274
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	729	571,758
Entercom Radio, LLC
Term Loan, 4.55%, Maturing November 1, 2023	167	168,232
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	98	98,755
iHeartCommunications, Inc.
Term Loan, 8.49%, Maturing July 30, 2019	450	386,437

		$1,540,170

Retailers (Except Food and Drug) — 1.1%
Bass Pro Group, LLC
Term Loan, 4.24%, Maturing June 5, 2020	434	$433,705
Term Loan, 6.15%, Maturing December 16, 2023	250	243,984
BJ’s Wholesale Club, Inc.
Term Loan, 4.75%, Maturing February 3, 2024	175	174,453
CDW, LLC
Term Loan, 3.15%, Maturing August 17, 2023	360	362,872
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	368	313,761
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	366	335,207
J. Crew Group, Inc.
Term Loan, 4.08%, Maturing March 5, 2021	534	356,400

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Men’s Wearhouse, Inc. (The)
Term Loan, 4.53%, Maturing June 18, 2021	147	$141,104
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 30, 2023	458	458,404
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	97	94,089
Vivid Seats Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	150	151,125

		$3,065,104

Steel — 0.1%
Neenah Foundry Company
Term Loan, 7.75%, Maturing April 26, 2019	72	$71,927
Zekelman Industries, Inc.
Term Loan, 4.91%, Maturing June 14, 2021	152	154,362

		$226,289

Surface Transport — 0.1%
Stena International S.a.r.l.
Term Loan, 4.15%, Maturing March 3, 2021	267	$247,077

		$247,077

Technology — 0.1%
Seattle Spinco, Inc.
Term Loan, Maturing April 30, 2024(2)	174	$175,075

		$175,075

Telecommunications — 1.3%
Consolidated Communications, Inc.
Term Loan, Maturing October 5, 2023(2)	125	$125,953
Global Eagle Entertainment, Inc.
Term Loan, 7.32%, Maturing January 6, 2023	225	208,688
Intelsat Jackson Holdings S.A.
Term Loan, 3.89%, Maturing June 30, 2019	650	643,365
IPC Corp.
Term Loan, 5.67%, Maturing August 6, 2021	343	323,706
LSF9 Atlantis Holdings, LLC
Term Loan, Maturing April 21, 2023(2)	175	175,000
Onvoy, LLC
Term Loan, 5.65%, Maturing February 10, 2024	125	125,260
Sprint Communications, Inc.
Term Loan, 3.50%, Maturing February 2, 2024	625	626,237

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Syniverse Holdings, Inc.
Term Loan, 4.15%, Maturing April 23, 2019	237	$217,792
Term Loan, 4.17%, Maturing April 23, 2019	328	301,860
Telesat Canada
Term Loan, 4.15%, Maturing November 17, 2023	896	904,087

		$3,651,948

Utilities — 1.0%
Calpine Construction Finance Company L.P.
Term Loan, 3.24%, Maturing May 3, 2020	193	$193,222
Term Loan, 3.49%, Maturing January 31, 2022	72	72,231
Calpine Corporation
Term Loan, 2.75%, Maturing December 26, 2019	75	75,181
Term Loan, 3.90%, Maturing January 15, 2024	886	889,884
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.30%, Maturing June 30, 2017	300	302,000
Granite Acquisition, Inc.
Term Loan, 5.15%, Maturing December 19, 2021	21	21,288
Term Loan, 5.15%, Maturing December 19, 2021	468	472,930
Invenergy Thermal Operating I, LLC
Term Loan, 6.65%, Maturing October 19, 2022	218	211,327
Lightstone Generation, LLC
Term Loan, 5.50%, Maturing January 30, 2024	17	17,512
Term Loan, 5.50%, Maturing January 30, 2024	282	283,865
Lonestar Generation, LLC
Term Loan, 5.30%, Maturing February 22, 2021	97	86,767
TPF II Power, LLC
Term Loan, 5.00%, Maturing October 2, 2023	256	258,292

		$2,884,499

Total Senior Floating-Rate Loans (identified cost $97,586,699)		$96,778,550

Collateralized Mortgage Obligations — 25.1%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$794	$893,218
Series 2167, Class BZ, 7.00%, 6/15/29	608	694,023
Series 2182, Class ZB, 8.00%, 9/15/29	1,122	1,323,701
Series 2631, (Interest Only), Class DS, 6.106%, 6/15/33(7)(8)	1,464	248,576
Series 2770, (Interest Only), Class SH, 6.106%, 3/15/34(7)(8)	1,863	392,805

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 2981, (Interest Only), Class CS, 5.726%, 5/15/35(7)(8)	$1,044	$166,656
Series 3114, (Interest Only), Class TS, 5.656%, 9/15/30(7)(8)	2,782	386,355
Series 3309, (Principal Only), Class DO, 0.00%, 4/15/37(9)	1,730	1,522,063
Series 3339, (Interest Only), Class JI, 5.596%, 7/15/37(7)(8)	2,998	549,625
Series 4109, (Interest Only), Class ES, 5.156%, 12/15/41(7)(8)	36	6,729
Series 4163, (Interest Only), Class GS, 5.206%, 11/15/32(7)(8)	4,900	1,019,343
Series 4169, (Interest Only), Class AS, 5.256%, 2/15/33(7)(8)	2,857	491,698
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(8)	2,661	240,972
Series 4203, (Interest Only), Class QS, 5.256%, 5/15/43(7)(8)	3,041	494,144
Series 4212, (Interest Only), Class SA, 5.206%, 7/15/38(7)(8)	5,371	650,465
Series 4273, Class PU, 4.00%, 11/15/43	516	527,742
Series 4316, (Interest Only), Class JS, 5.106%, 1/15/44(7)(8)	1,848	284,617
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(8)	1,479	216,278
Series 4336, Class GU, 3.50%, 2/15/53	121	121,494
Series 4337, Class YT, 3.50%, 4/15/49	2,348	2,377,366
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(8)	1,852	237,166
Series 4416, Class SU, 6.634%, 12/15/44(7)	2,194	2,263,354
Series 4452, Class ZJ, 3.00%, 11/15/44	1,046	961,779
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(9)	1,156	1,007,555
Series 4497, (Interest Only), Class CS, 5.206%, 9/15/44(7)(8)	4,252	909,671
Series 4507, (Interest Only), Class EI, 4.00%, 8/15/44(8)	4,269	777,392
Series 4535, (Interest Only), Class JS, 5.106%, 11/15/43(7)(8)	5,055	804,422
Series 4548, (Interest Only), Class JS, 5.106%, 9/15/43(7)(8)	5,223	836,368
Series 4584, Class PM, 3.00%, 5/15/46	1,820	1,865,818
Series 4608, Class TV, 3.50%, 1/15/55	2,569	2,622,210
Series 4629, (Interest Only), Class QI, 3.50%, 11/15/46(8)	4,208	708,879
Series 4630, Class CZ, 3.00%, 12/15/43	1,700	1,678,214
Series 4644, (Interest Only), Class TI, 3.50%, 1/15/45(8)	3,686	609,615
Series 4653, (Interest Only), Class PI, 3.50%, 7/15/44(8)	3,965	569,016
Series 4667, (Interest Only), Class PI, 3.50%, 5/15/42(8)	4,982	788,611

		$29,247,940

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA3, Class M3, 5.691%, 4/25/28(10)	$2,000	$2,284,946
Series 2016-DNA1, Class M3, 6.541%, 7/25/28(10)	2,000	2,314,261

		$4,599,207

Federal Home Loan Mortgage Corp. Whole Loan Securities Trust:
Series 2016-SC02, Class M1, 3.625%, 10/25/46(10)	$936	$924,700

		$924,700

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$13	$13,292
Series 1991-122, Class N, 7.50%, 9/25/21	87	91,189
Series 1994-42, Class K, 6.50%, 4/25/24	284	311,931
Series 1997-38, Class N, 8.00%, 5/20/27	347	394,337
Series 2004-46, (Interest Only), Class SI, 5.009%, 5/25/34(7)(8)	1,924	269,097
Series 2005-17, (Interest Only), Class SA, 5.709%, 3/25/35(7)(8)	1,485	302,609
Series 2006-42, (Interest Only), Class PI, 5.599%, 6/25/36(7)(8)	2,485	459,680
Series 2006-44, (Interest Only), Class IS, 5.609%, 6/25/36(7)(8)	1,984	359,427
Series 2006-72, (Interest Only), Class GI, 5.589%, 8/25/36(7)(8)	3,611	647,156
Series 2006-8, (Principal Only), Class WQ, 0.00%, 3/25/36(9)	1,276	1,126,643
Series 2007-50, (Interest Only), Class LS, 5.459%, 6/25/37(7)(8)	1,492	272,947
Series 2007-74, Class AC, 5.00%, 8/25/37	1,828	1,970,504
Series 2008-26, (Interest Only), Class SA, 5.209%, 4/25/38(7)(8)	2,495	429,551
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(8)	337	3,655
Series 2008-61, (Interest Only), Class S, 5.109%, 7/25/38(7)(8)	3,422	590,947
Series 2010-99, (Interest Only), Class NS, 5.609%, 3/25/39(7)(8)	1,829	126,227
Series 2010-109, (Interest Only), Class PS, 5.609%, 10/25/40(7)(8)	3,791	690,925
Series 2010-119, (Interest Only), Class SK, 5.009%, 4/25/40(7)(8)	232	3,849
Series 2010-124, (Interest Only), Class SJ, 5.059%, 11/25/38(7)(8)	2,088	192,085
Series 2010-147, (Interest Only), Class KS, 4.959%, 1/25/41(7)(8)	4,987	703,091
Series 2010-150, (Interest Only), Class GS, 5.759%, 1/25/21(7)(8)	2,253	160,054
Series 2011-49, Class NT, 6.00%, 6/25/41(7)	596	655,286
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(8)	4,323	318,834
Series 2012-56, (Interest Only), Class SU, 5.759%, 8/25/26(7)(8)	1,168	70,320

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(8)	$4,050	$419,841
Series 2012-103, (Interest Only), Class GS, 5.109%, 2/25/40(7)(8)	4,788	495,626
Series 2012-112, (Interest Only), Class SB, 5.159%, 9/25/40(7)(8)	5,257	771,737
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,679	1,433,192
Series 2012-150, (Interest Only), Class PS, 5.159%, 1/25/43(7)(8)	6,017	1,059,159
Series 2012-150, (Interest Only), Class SK, 5.159%, 1/25/43(7)(8)	3,354	613,112
Series 2013-6, Class TA, 1.50%, 1/25/43	1,746	1,698,617
Series 2013-23, (Interest Only), Class CS, 5.259%, 3/25/33(7)(8)	2,863	503,852
Series 2013-52, Class MD, 1.25%, 6/25/43	2,057	1,937,705
Series 2013-54, (Interest Only), Class HS, 5.309%, 10/25/41(7)(8)	2,608	317,952
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(8)	1,181	204,234
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(8)	967	157,066
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(8)	3,439	501,147
Series 2014-80, (Interest Only), Class BI, 3.00%, 12/25/44(8)	6,075	896,399
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(8)	2,801	519,308
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(8)	6,269	916,604
Series 2015-17, (Interest Only), Class SA, 5.209%, 11/25/43(7)(8)	4,615	768,025
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(8)	3,314	522,967
Series 2015-57, (Interest Only), Class IO, 3.00%, 8/25/45(8)	15,036	2,175,553
Series 2015-74, Class SL, 1.768%, 10/25/45(7)	1,098	950,566
Series 2015-89, Class ZB, 3.00%, 5/25/54	873	871,928
Series 2015-93, (Interest Only), Class BS, 5.159%, 8/25/45(7)(8)	4,834	949,041
Series 2015-95, (Interest Only), Class SB, 5.009%, 1/25/46(7)(8)	4,126	849,784
Series 2017-15, Class LE, 3.00%, 6/25/46	1,988	2,014,746
Series G-33, Class PT, 7.00%, 10/25/21	82	85,976

		$31,797,773

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1B1, 6.741%, 7/25/29(10)	$730	$781,014

		$781,014

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$560	$512,390
Series 2013-131, Class GS, 2.517%, 6/20/43(7)	1,081	855,553

		$1,367,943

Total Collateralized Mortgage Obligations (identified cost $69,837,368)		$68,718,577

Commercial Mortgage-Backed Securities — 7.1%

Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.225%, 9/15/48(11)	$4,000	$3,244,622
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.822%, 4/15/47(11)(12)	1,425	1,273,952
Series 2014-C21, Class D, 4.816%, 8/15/47(11)(12)	1,425	1,201,871
Series 2014-C22, Class D, 4.712%, 9/15/47(11)(12)	1,850	1,531,415
Series 2014-C23, Class D, 4.108%, 9/15/47(11)(12)	850	707,310
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.588%, 8/15/46(11)(12)	1,850	1,873,015
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.273%, 7/15/50(11)(12)	1,500	1,272,673
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 6.265%, 1/10/45(11)(12)	2,000	2,191,610
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.731%, 5/10/45(11)(12)	2,000	2,013,408
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class D, 4.431%, 7/15/46(11)(12)	2,000	1,815,974
Series 2015-SG1, Class C, 4.619%, 9/15/48(12)	1,399	1,411,102
WF-RBS Commercial Mortgage Trust
Series 2014-LC14, Class D, 4.586%, 3/15/47(11)(12)	1,150	958,356

Total Commercial Mortgage-Backed Securities (identified cost $19,648,068)		$19,495,308

Mortgage Pass-Throughs — 12.5%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.862%, with maturity at 2035(13)	$2,007	$2,081,776
6.00%, with various maturities to 2029	1,628	1,832,874
6.15%, with maturity at 2027	521	586,508
6.50%, with maturity at 2032	1,468	1,677,574
7.00%, with various maturities to 2036	2,776	3,230,069
7.50%, with maturity at 2024	789	874,122
8.00%, with maturity at 2034	1,141	1,340,622
8.50%, with maturity at 2031	916	1,067,348

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
9.00%, with maturity at 2031	$139	$163,805
9.50%, with maturity at 2022	25	26,833

		$12,881,531

Federal National Mortgage Association:
2.826%, with maturity at 2037(13)	$613	$635,483
5.00%, with various maturities to 2040	2,578	2,840,341
5.50%, with various maturities to 2033	1,790	2,009,527
6.00%, with maturity at 2023	1,027	1,119,772
6.324%, with maturity at 2032(13)	785	861,233
6.50%, with various maturities to 2036	3,695	4,217,999
7.00%, with various maturities to 2037	1,805	2,060,650
7.50%, with maturity at 2035	2,813	3,259,843
8.00%, with various maturities to 2034	674	777,299
10.00%, with various maturities to 2031	114	124,295

		$17,906,442

Government National Mortgage Association:
7.50%, with maturity at 2025	$1,187	$1,319,885
8.00%, with maturity at 2034	1,571	1,838,393
9.50%, with maturity at 2025	64	70,986
11.00%, with maturity at 2018	6	5,812

		$3,235,076

Total Mortgage Pass-Throughs (identified cost $32,715,566)		$34,023,049

Asset-Backed Securities — 13.2%

Security	Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2013-7R2A, Class CR, 5.258%, 10/15/27(10)(11)	$2,000	$2,021,256
Series 2013-7R2A, Class DR, 8.608%, 10/15/27(10)(11)	3,000	3,059,795
Cole Park CLO, Ltd.
Series 2015-1A, Class E, 7.256%, 10/20/28(10)(11)	3,000	3,006,047
Colony American Homes
Series 2014-1A, Class C, 2.844%, 5/17/31(10)(11)	760	760,744
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 6.989%, 8/15/28(10)(11)	1,150	1,150,594
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(11)	100	100,617
Highbridge Loan Management, Ltd.
Series 5A-2015, Class E, 6.389%, 1/29/26(10)(11)	1,963	1,938,379
Series 7A-2015, Class E, 6.789%, 11/15/26(10)(11)	1,250	1,244,685

Security	Principal Amount (000’s omitted)	Value

Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 0.00%, 4/25/29(10)(11)(14)	$3,000	$2,958,804
Neuberger Berman CLO XIV, Ltd.
Series 2013-14A, Class DR, 4.803%, 1/28/30(10)(11)	2,563	2,498,437
Neuberger Berman CLO XVIII, Ltd.
Series 2014-18A, Class DR, 8.786%, 11/14/27(10)(11)	3,000	3,040,726
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 8.552%, 11/20/27(10)(11)	4,000	4,082,414
Palmer Square CLO, Ltd.
Series 2013-2A, Class DR, 7.258%, 10/17/27(10)(11)	2,000	1,980,994
Series 2014-1A, Class DR, 8.058%, 1/17/27(10)(11)	3,000	3,003,876
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(11)	116	116,413
Series 2015-1A, Class B, 3.05%, 3/22/32(11)	156	157,007
Voya CLO, Ltd.
Series 2015-3A, Class D2, 6.606%, 10/20/27(10)(11)	3,000	2,948,982
Wind River CLO, Ltd.
Series 2013-2X, Class E, 5.908%, 1/18/26(10)(15)	1,000	976,787
Series 2017-1A, Class E, 7.454%, 4/18/29(10)(11)	1,050	1,056,830

Total Asset-Backed Securities (identified cost $35,086,623)		$36,103,387

U.S. Government Agency Obligations — 0.6%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
3.25%, 7/1/30	$1,500	$1,545,473

Total U.S. Government Agency Obligations (identified cost $1,471,663)		$1,545,473

Corporate Bonds & Notes — 20.2%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.2%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(11)	500	$506,250
TransDigm, Inc.
6.375%, 6/15/26	25	25,250

		$531,500

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive — 1.1%
American Axle & Manufacturing, Inc.
6.25%, 4/1/25(11)	810	$807,975
Deck Chassis Acquisition, Inc.
10.00%, 6/15/23(11)	1,000	1,098,750
Navistar International Corp.
8.25%, 11/1/21	1,000	1,017,500

		$2,924,225

Building and Development — 0.3%
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(11)	675	$732,375

		$732,375

Business Equipment and Services — 0.8%
First Data Corp.
7.00%, 12/1/23(11)	1,000	$1,074,700
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	1,000	1,093,000

		$2,167,700

Cable and Satellite Television — 1.5%
Cablevision Systems Corp.
8.00%, 4/15/20	1,000	$1,119,380
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.50%, 5/1/26(11)	1,000	1,051,880
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
5.125%, 12/15/21(11)	1,000	1,027,500
SFR Group S.A.
6.00%, 5/15/22(11)	1,000	1,046,250

		$4,245,010

Containers and Glass Products — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
7.25%, 5/15/24(11)	1,010	$1,103,425
BWAY Holding Co.
5.50%, 4/15/24(11)	1,000	1,013,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
7.00%, 7/15/24(11)	1,000	1,078,125

		$3,195,300

Distribution & Wholesale — 0.3%
American Tire Distributors, Inc.
10.25%, 3/1/22(11)	750	$773,437

		$773,437

Security		Principal Amount* (000’s omitted)	Value

Drugs — 0.2%
Valeant Pharmaceuticals International, Inc.
5.875%, 5/15/23(11)		910	$676,813

			$676,813

Ecological Services and Equipment — 0.4%
Covanta Holding Corp.
5.875%, 7/1/25		1,000	$1,000,000

			$1,000,000

Electric Utilities — 0.4%
NRG Yield Operating, LLC
5.00%, 9/15/26(11)		1,000	$985,000

			$985,000

Electronics / Electrical — 0.8%
Infor (US), Inc.
6.50%, 5/15/22		1,000	$1,045,000
Western Digital Corp.
10.50%, 4/1/24		1,000	1,182,500

			$2,227,500

Financial Intermediaries — 0.2%
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.00%, 8/1/20		645	$669,188

			$669,188

Financial Services — 0.4%
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(11)		1,000	$1,146,250

			$1,146,250

Food Products — 1.1%
Dean Foods Co.
6.50%, 3/15/23(11)		1,000	$1,057,500
Iceland Bondco PLC
4.586%, 7/15/20(10)(11)	GBP	250	325,422
Nature’s Bounty Co. (The)
7.625%, 5/15/21(11)		555	591,075
TreeHouse Foods, Inc.
6.00%, 2/15/24(11)		1,000	1,070,000

			$3,043,997

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care — 2.5%
Alere, Inc.
6.375%, 7/1/23(11)	735	$803,906
HCA Healthcare, Inc.
6.25%, 2/15/21	1,000	1,087,500
HCA, Inc.
4.50%, 2/15/27	10	10,120
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.
7.50%, 10/1/24(11)	1,000	1,037,500
Kinetic Concepts, Inc./KCI USA, Inc.
7.875%, 2/15/21(11)	1,500	1,603,125
12.50%, 11/1/21(11)	500	562,500
MPH Acquisition Holdings, LLC
7.125%, 6/1/24(11)	1,000	1,077,500
WellCare Health Plans, Inc.
5.25%, 4/1/25	750	781,875

		$6,964,026

Insurance — 0.8%
Alliant Holdings Intermediate, LLC
8.25%, 8/1/23(11)	1,000	$1,070,125
USI, Inc.
7.75%, 1/15/21(11)	1,000	1,020,600

		$2,090,725

Internet Software & Services — 0.4%
Riverbed Technology, Inc.
8.875%, 3/1/23(11)	1,010	$1,045,350

		$1,045,350

Leisure Goods / Activities / Movies — 0.7%
AMC Entertainment Holdings, Inc.
6.125%, 5/15/27(11)	2,000	$2,047,500

		$2,047,500

Lodging and Casinos — 0.5%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(6)	344	$421,714
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/24(11)	55	55,550
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
4.625%, 4/1/25(11)	1,000	1,030,000

		$1,507,264

Security	Principal Amount* (000’s omitted)	Value

Metals / Mining — 0.8%
Eldorado Gold Corp.
6.125%, 12/15/20(11)	1,000	$1,032,500
Teck Resources, Ltd.
8.50%, 6/1/24(11)	1,000	1,161,250

		$2,193,750

Nonferrous Metals / Minerals — 0.6%
First Quantum Minerals, Ltd.
7.25%, 4/1/23(11)	1,000	$1,020,625
New Gold, Inc.
6.25%, 11/15/22(11)	500	512,500

		$1,533,125

Oil and Gas — 2.3%
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp.
7.875%, 7/15/21(11)	1,000	$1,052,500
Great Western Petroleum, LLC/Great Western Finance Corp.
9.00%, 9/30/21(11)	1,000	1,040,000
Matador Resources Co.
6.875%, 4/15/23	1,000	1,060,000
Parsley Energy, LLC/Parsley Finance Corp.
6.25%, 6/1/24(11)	1,000	1,062,500
Seven Generations Energy, Ltd.
6.75%, 5/1/23(11)	1,000	1,065,000
WildHorse Resource Development Corp.
6.875%, 2/1/25(11)	1,000	962,500

		$6,242,500

Pharmaceuticals — 0.4%
PRA Holdings, Inc.
9.50%, 10/1/23(11)	1,000	$1,110,000

		$1,110,000

Real Estate Investment Trusts (REITs) — 0.4%
Mattamy Group Corp.
6.50%, 11/15/20(11)	1,000	$1,032,500

		$1,032,500

Surface Transport — 0.2%
Debt and Asset Trading Corp.
1.00%, 10/10/25(15)	800	$476,000

		$476,000

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Technology — 0.4%
Dell International, LLC/EMC Corp.
7.125%, 6/15/24(11)		1,000	$1,105,871

			$1,105,871

Telecommunications — 1.3%
CenturyLink, Inc.
7.50%, 4/1/24		1,000	$1,088,750
Hughes Satellite Systems Corp.
6.625%, 8/1/26(11)		1,000	1,030,000
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		500	470,600
Sprint Communications, Inc.
9.00%, 11/15/18(11)		1,000	1,096,250

			$3,685,600

Total Corporate Bonds & Notes (identified cost $54,512,375)			$55,352,506

Foreign Government Bonds — 7.3%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.4%
Republic of Albania, 5.75%, 11/12/20(15)	EUR	1,000	$1,205,147

Total Albania			$1,205,147

Armenia — 0.4%
Republic of Armenia, 7.15%, 3/26/25(15)	USD	1,050	$1,149,151

Total Armenia			$1,149,151

Barbados — 0.6%
Barbados Government International Bond, 6.625%, 12/5/35(15)	USD	2,105	$1,641,900
Barbados Government International Bond, 7.25%, 12/15/21(15)	USD	79	67,545

Total Barbados			$1,709,445

Cyprus — 0.2%
Republic of Cyprus, 4.25%, 11/4/25(15)	EUR	450	$532,537

Total Cyprus			$532,537

Security		Principal Amount (000’s omitted)	Value

Ecuador — 0.6%
Republic of Ecuador, 7.95%, 6/20/24(15)	USD	1,600	$1,536,000

Total Ecuador			$1,536,000

El Salvador — 0.6%
Republic of El Salvador, 6.375%, 1/18/27(15)	USD	1,508	$1,353,430
Republic of El Salvador, 8.625%, 2/28/29(15)	USD	200	202,500

Total El Salvador			$1,555,930

Fiji — 0.3%
Republic of Fiji, 6.625%, 10/2/20(15)	USD	929	$930,056

Total Fiji			$930,056

Georgia — 0.2%
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	280	$115,304
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	790	339,296

Total Georgia			$454,600

Honduras — 0.5%
Honduras Government International Bond, 6.25%, 1/19/27(15)	USD	150	$156,192
Honduras Government International Bond, 8.75%, 12/16/20(15)	USD	927	1,060,154

Total Honduras			$1,216,346

Iraq — 0.3%
Republic of Iraq, 5.80%, 1/15/28(15)	USD	950	$852,625

Total Iraq			$852,625

Macedonia — 0.2%
Republic of Macedonia, 3.975%, 7/24/21(15)	EUR	128	$142,850
Republic of Macedonia, 4.875%, 12/1/20(15)	EUR	425	492,454

Total Macedonia			$635,304

Nigeria — 0.2%
Republic of Nigeria, 5.125%, 7/12/18(15)	USD	500	$508,469

Total Nigeria			$508,469

Rwanda — 0.4%
Republic of Rwanda, 6.625%, 5/2/23(15)	USD	1,100	$1,122,433

Total Rwanda			$1,122,433

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Serbia — 1.5%
Republic of Serbia, 4.875%, 2/25/20(15)	USD	1,150	$1,200,619
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	18,760	166,303
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	279,180	2,581,148
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	20,360	213,645

Total Serbia			$4,161,715

Seychelles — 0.2%
Republic of Seychelles, 7.00% to 1/1/18, 1/1/26(15)(16)	USD	539	$556,817

Total Seychelles			$556,817

Sri Lanka — 0.6%
Republic of Sri Lanka, 6.125%, 6/3/25(15)	USD	600	$613,264
Republic of Sri Lanka, 6.85%, 11/3/25(15)	USD	1,000	1,055,087

Total Sri Lanka			$1,668,351

Zambia — 0.1%
Republic of Zambia, 8.50%, 4/14/24(15)	USD	250	$263,328

Total Zambia			$263,328

Total Foreign Government Bonds (identified cost $19,925,960)			$20,058,254

Sovereign Loans — 0.0%(17)

Borrower		Principal Amount (000’s omitted)	Value

Kenya — 0.0%(17)
Government of Kenya, Term Loan, 6.41%, Maturing March 9, 2019(18)		$100	$100,000

Total Sovereign Loans (identified cost $98,970)			$100,000

Common Stocks — 0.4%

Security		Shares	Value
Answers Corp.(19)(20)		5,814	$79,942
Dayco Products, LLC(3)(19)(20)		8,898	280,287
Education Management Corp.(3)(19)(20)		955,755	0
ION Media Networks, Inc.(3)(20)		1,357	608,954
MediaNews Group, Inc.(3)(19)(20)		3,023	108,163

Security		Shares	Value

New Millennium Holdco, Inc.(19)(20)		8,641	$12,313
RCS Capital Corp.(3)(19)(20)		2,777	38,184
Samson Resources II, LLC, Class A(19)(20)		4,171	68,822

Total Common Stocks (identified cost $429,889)			$1,196,665

Convertible Preferred Stocks — 0.0%

Security		Shares	Value
Education Management Corp., Series A-1(3)(19)(20)		1,063	$0

Total Convertible Preferred Stocks (identified cost $75,023)			$0

Short-Term Investments — 7.0%

Foreign Government Securities — 2.0%

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.5%
Georgia Treasury Bill, 0.00%, 6/1/17	GEL	108	$43,916
Georgia Treasury Bill, 0.00%, 8/10/17	GEL	10,500	4,228,167

Total Georgia			$4,272,083

Sri Lanka — 0.5%
Sri Lanka Treasury Bill, 0.00%, 5/5/17	LKR	193,630	$1,269,104

Total Sri Lanka			$1,269,104

Total Foreign Government Securities (identified cost $5,850,436)			$5,541,187

U.S. Treasury Obligations — 1.1%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 5/25/17(21)		$3,000	$2,998,680

Total U.S. Treasury Obligations (identified cost $2,998,810)			$2,998,680

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Other — 3.9%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.07%(22)	10,678,530	$10,681,734

Total Other (identified cost $10,681,309)		$10,681,734

Total Short-Term Investments (identified cost $19,530,555)		$19,221,601

Total Investments — 128.8% (identified cost $350,918,759)		$352,593,370

Less Unfunded Loan Commitments — (0.0)%(17)		$(44,118)

Net Investments — 128.8% (identified cost $350,874,641)		$352,549,252

Other Assets, Less Liabilities — (28.8)%		$(78,798,600)

Net Assets — 100.0%		$273,750,652

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after April 30, 2017, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(4)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(5)	Principal amount is less than $500.

(6)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2017.

(8)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(9)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(10)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2017.

(11)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2017, the aggregate value of these securities is $96,014,935 or 35.1% of the Fund’s net assets.

(12)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2017.

(13)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2017.

(14)	When-issued security.

(15)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2017, the aggregate value of these securities is $18,095,345 or 6.6% of the Fund’s net assets.

(16)	Multi-step coupon bond. Interest rate represents the rate in effect at April 30, 2017.

(17)	Amount is less than 0.05% or (0.05)%, as applicable.

(18)	Variable interest rate that updates semiannually based on changes to the LIBOR. The stated interest rate represents the rate in effect at April 30, 2017.

(19)	Non-income producing.

(20)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(21)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(22)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2017.

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	432,014	USD	464,439	Standard Chartered Bank	5/8/17	$6,268	$—
USD	3,347,587	EUR	3,088,878	Standard Chartered Bank	5/8/17	—	(17,943)
COP	12,760,000,000	USD	4,238,499	The Bank of Nova Scotia	5/10/17	92,504	—
USD	1,194,476	EUR	1,125,129	Deutsche Bank AG	5/25/17	—	(32,418)
USD	115,114	EUR	107,838	Goldman Sachs International	5/26/17	—	(2,483)
USD	506,420	EUR	477,518	Goldman Sachs International	5/26/17	—	(14,314)
USD	2,061,462	EUR	1,939,241	State Street Bank and Trust Company	5/31/17	—	(53,784)
KES	5,725,000	USD	53,806	Citibank, N.A.	6/7/17	1,356	—
USD	526,898	EUR	490,110	JPMorgan Chase Bank, N.A.	6/22/17	—	(8,325)
USD	313,227	GBP	251,245	Goldman Sachs International	6/30/17	—	(12,732)
CZK	45,000,000	EUR	1,687,450	Morgan Stanley & Co. International PLC	10/20/17	—	(9,445)
EUR	1,681,430	CZK	45,000,000	Société Générale	10/20/17	2,828	—

						$102,956	$(151,444)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation

Interest Rate Futures
U.S. 5-Year Deliverable Interest Rate Swap	14	Short	Jun-17	$(1,331,859)	$(1,350,781)	$(18,922)
U.S. 10-Year Deliverable Interest Rate Swap	87	Short	Jun-17	(7,907,844)	(8,062,453)	(154,609)

						$(173,531)

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Depreciation

LCH.Clearnet (1)	EUR	955	Receives	6-month Euro Interbank Offered Rate	0.00	%(2)	6/21/22	$(4,610)
LCH.Clearnet (1)	EUR	370	Receives	6-month Euro Interbank Offered Rate	0.50	(2)	6/21/27	(1,258)
LCH.Clearnet	USD	1,200	Receives	3-month USD-LIBOR-BBA	1.50	(2)	3/20/20	(1,631)

								$(7,499)

(1)	Effective date, which represents the date on which the Fund and the counterparty to the interest rate swap begin interest payment accrual, is after April 30, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Indonesia	ICE Clear Credit	$2,700	1.00	%(1)	6/20/22	1.27%	$(31,612)	$39,178	$7,566
Indonesia	ICE Clear Credit	2,500	1.00	(1)	6/20/22	1.27	(29,271)	36,189	6,918
Russia	ICE Clear Credit	5,000	1.00	(1)	12/20/21	1.37	(75,667)	151,512	75,845

Total		$10,200					$(136,550)	$226,879	$90,329

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Brazil	Bank of America, N.A.	$8,000	1.00	%(1)	6/20/22	2.15%	$(426,898)	$473,337	$46,439
Colombia	Barclays Bank PLC	2,300	1.00	(1)	6/20/22	1.26	(26,232)	45,996	19,764
Colombia	Goldman Sachs International	2,700	1.00	(1)	6/20/22	1.26	(30,794)	54,433	23,639
Croatia	Nomura International PLC	5,000	1.00	(1)	12/20/21	1.58	(120,422)	213,459	93,037
Cyprus	Goldman Sachs International	5,000	1.00	(1)	12/20/21	2.15	(236,687)	251,609	14,922
El Salvador	Citibank, N.A.	3,000	1.00	(1)	9/20/17	2.52	(14,581)	21,549	6,968
Hungary	Barclays Bank PLC	2,200	1.00	(1)	12/20/21	1.01	1,114	9,578	10,692
Kazakhstan	JPMorgan Chase Bank, N.A.	2,500	1.00	(1)	6/20/22	1.43	(48,986)	70,463	21,477
Lebanon	Barclays Bank PLC	2,800	1.00	(1)	12/20/21	3.69	(308,573)	363,985	55,412
Mexico	The Bank of Nova Scotia	5,000	1.00	(1)	6/20/22	1.18	(37,172)	92,098	54,926
Romania	Barclays Bank PLC	2,200	1.00	(1)	12/20/21	0.96	6,063	(4,812)	1,251
Russia	Goldman Sachs International	4,000	1.00	(1)	6/20/22	1.53	(96,653)	124,104	27,451
Turkey	BNP Paribas	4,000	1.00	(1)	6/20/22	2.04	(193,357)	248,899	55,542
Turkey	Deutsche Bank AG	5,500	1.00	(1)	6/20/22	2.04	(265,866)	329,821	63,955

Total		$54,200					$(1,799,044)	$2,294,519	$495,475

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2017, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $64,400,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Abbreviations:
DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
KES	–	Kenyan Shilling
LKR	–	Sri Lankan Rupee
RSD	–	Serbian Dinar
USD	–	United States Dollar

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Unaffiliated investments, at value (identified cost, $340,193,332)	$341,867,518
Affiliated investment, at value (identified cost, $10,681,309)	10,681,734
Cash	4,919,950
Restricted cash*	5,641,883
Foreign currency, at value (identified cost, $1,100,812)	1,118,591
Interest receivable	2,771,794
Dividends receivable from affiliated investment	10,939
Receivable for investments sold	3,513,462
Receivable for open forward foreign currency exchange contracts	102,956
Receivable for open swap contracts	495,475
Premium paid on open non-centrally cleared swap contracts	4,812
Tax reclaims receivable	30,726
Prepaid upfront fees on notes payable	62,115
Other assets	12,892
Total assets	$371,234,847

Liabilities
Notes payable	$89,000,000
Cash collateral due to broker	110,000
Payable for investments purchased	2,307,533
Payable for when-issued securities	2,958,804
Payable for variation margin on open financial futures contracts	10,894
Payable for variation margin on open centrally cleared swap contracts	5,725
Payable for open forward foreign currency exchange contracts	151,444
Premium received on open non-centrally cleared swap contracts	2,299,331
Payable to affiliates:
Investment adviser fee	272,395
Trustees’ fees	2,258
Accrued expenses	365,811
Commitments and contingencies (see Note 10)
Total liabilities	$97,484,195
Net Assets	$273,750,652

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,880,596 shares issued and outstanding	$178,806
Additional paid-in capital	284,078,726
Accumulated net realized loss	(10,401,475)
Accumulated distributions in excess of net investment income	(2,181,795)
Net unrealized appreciation	2,076,390
Net Assets	$273,750,652

Net Asset Value
($273,750,652 ÷ 17,880,596 common shares issued and outstanding)	$15.31

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Interest and other income (net of foreign taxes, $9,172)	$9,183,930
Dividends	185,088
Dividends from affiliated investment	61,452
Total investment income	$9,430,470

Expenses
Investment adviser fee	$1,659,135
Trustees’ fees and expenses	13,832
Custodian fee	151,393
Transfer and dividend disbursing agent fees	9,804
Legal and accounting services	83,321
Printing and postage	43,115
Interest expense and fees	914,311
Miscellaneous	31,491
Total expenses	$2,906,402

Net investment income	$6,524,068

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$798,064
Investment transactions — affiliated investment	1,481
Written options	58,297
Financial futures contracts	21,461
Swap contracts	615,283
Foreign currency and forward foreign currency exchange contract transactions	124,749
Net realized gain	$1,619,335
Change in unrealized appreciation (depreciation) —
Investments	$5,173,313
Investments — affiliated investment	(1,474)
Written options	(40,719)
Financial futures contracts	(173,531)
Swap contracts	591,405
Foreign currency and forward foreign currency exchange contracts	318,330
Net change in unrealized appreciation (depreciation)	$5,867,324

Net realized and unrealized gain	$7,486,659

Net increase in net assets from operations	$14,010,727

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
From operations —
Net investment income	$6,524,068	$12,927,271
Net realized gain (loss) from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	1,619,335	(2,351,002)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	5,867,324	2,921,109
Net increase in net assets from operations	$14,010,727	$13,497,378
Distributions to shareholders —
From net investment income	$(9,414,134)*	$(11,355,168)
Tax return of capital	—	(7,959,521)
Total distributions	$(9,414,134)	$(19,314,689)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$—	$(723,031)
Net decrease in net assets from capital share transactions	$—	$(723,031)

Net increase (decrease) in net assets	$4,596,593	$(6,540,342)

Net Assets
At beginning of period	$269,154,059	$275,694,401
At end of period	$273,750,652	$269,154,059

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(2,181,795)	$708,271

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2017
Net increase in net assets from operations	$14,010,727
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(119,157,121)
Investments sold	132,475,589
Decrease in short-term investments, net, excluding foreign government securities	2,582,737
Net amortization/accretion of premium (discount)	3,517,659
Amortization of prepaid upfront fees on notes payable	34,808
Increase in restricted cash	(5,074,510)
Increase in interest receivable	(26,403)
Increase in dividends receivable from affiliated investment	(10,939)
Decrease in receivable for open forward foreign currency exchange contracts	1,887,032
Increase in receivable for open swap contracts	(495,475)
Decrease in premium paid on open non-centrally cleared swap contracts	35,567
Increase in tax reclaims receivable	(13,051)
Increase in other assets	(7,084)
Decrease in cash collateral due to broker	(457,373)
Decrease in written options outstanding, at value	(17,578)
Increase in payable for variation margin on open financial futures contracts	10,894
Increase in payable for variation margin on open centrally cleared swap contracts	5,725
Decrease in payable for open forward foreign currency exchange contracts	(2,138,434)
Decrease in payable for open swap contracts	(13,100)
Increase in premium received on open non-centrally cleared swap contracts	2,299,331
Decrease in payable to affiliate for investment adviser fee	(13,481)
Increase in payable to affiliate for Trustees’ fees	286
Decrease in accrued expenses	(152,384)
Increase in unfunded loan commitments	39,075
Net change in unrealized (appreciation) depreciation from investments	(5,171,839)
Net realized gain from investments	(799,545)
Net cash provided by operating activities	$23,351,113

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(9,414,134)
Payment of prepaid upfront fees on notes payable	(70,000)
Proceeds from notes payable	59,000,000
Repayment of notes payable	(72,000,000)
Net cash used in financing activities	$(22,484,134)

Net increase in cash*	$866,979

Cash at beginning of period(1)	$5,171,562

Cash at end of period(1)	$6,038,541

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$938,307

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $19,597.

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013	2012
Net asset value — Beginning of period	$15.050		$15.370	$16.460	$16.970	$17.860	$17.800

Income (Loss) From Operations
Net investment income(1)	$0.365		$0.723	$0.777	$0.804	$0.824	$0.867
Net realized and unrealized gain (loss)	0.422		0.030	(0.860)	(0.261)	(0.634)	0.273

Total income (loss) from operations	$0.787		$0.753	$(0.083)	$0.543	$0.190	$1.140

Less Distributions
From net investment income	$(0.527	)*	$(0.635)	$(0.512)	$(0.759)	$(0.697)	$(0.732)
Tax return of capital	—		(0.445)	(0.568)	(0.321)	(0.383)	(0.348)

Total distributions	$(0.527)		$(1.080)	$(1.080)	$(1.080)	$(1.080)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—		$0.007	$0.073	$0.027	$—	$—

Net asset value — End of period	$15.310		$15.050	$15.370	$16.460	$16.970	$17.860

Market value — End of period	$14.240		$13.360	$13.580	$14.530	$15.290	$17.320

Total Investment Return on Net Asset Value(2)	5.64	%(3)	6.10%	0.84%	4.10%	1.47%	6.92%

Total Investment Return on Market Value(2)	10.69	%(3)	6.60%	0.87%	2.05%	(5.72)%	12.87%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$273,751		$269,154	$275,694	$306,210	$320,514	$337,400
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.49	%(5)	1.53%	1.51%	1.53%	1.55%	1.47%
Interest and fee expense(6)	0.68	%(5)	0.61%	0.48%	0.36%	0.47%	0.55%
Total expenses(4)	2.17	%(5)	2.14%	1.99%	1.89%	2.02%	2.02%
Net investment income	4.87	%(5)	4.81%	4.84%	4.80%	4.72%	4.87%
Portfolio Turnover	35	%(3)	42%	34%	41%	48%	42%
Senior Securities:
Total notes payable outstanding (in 000’s)	$89,000		$102,000	$123,000	$128,000	$95,000	$115,000
Asset coverage per $1,000 of notes payable(7)	$4,076		$3,639	$3,241	$3,392	$4,374	$3,934

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Annualized.

(6)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

28

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At April 30, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

29

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount

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Notes to Financial Statements (Unaudited) — continued

equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

O  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

P  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

Q  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

R  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2017, the amount of distributions estimated to be a tax return of capital was approximately $990,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $7,475,955 and deferred capital losses of $2,776,568 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $139,390 are short-term and $2,637,178 are long-term.

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Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$352,300,449

Gross unrealized appreciation	$8,925,484
Gross unrealized depreciation	(8,676,681)

Net unrealized appreciation	$248,803

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2017, the Fund’s investment leverage was 39% of its total leveraged assets. For the six months ended April 30, 2017, the Fund’s investment adviser fee amounted to $1,659,135 or 0.73% (annualized) of the Fund’s average daily total leveraged assets and 1.24% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$104,120,689	$114,856,031
U.S. Government and Agency Securities	12,186,866	13,782,638

	$116,307,555	$128,638,669

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2017 and the year ended October 31, 2016.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended April 30, 2017. During the year ended October 31,

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Notes to Financial Statements (Unaudited) — continued

2016, the Fund repurchased 55,500 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $723,031 and an average price per share of $13.03. The weighted average discount per share to NAV on these repurchases amounted to 14.41% for the year ended October 31, 2016.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, financial futures contracts, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2017 is included in the Portfolio of Investments. At April 30, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the six months ended April 30, 2017 was as follows:

	Principal Amount of Contracts (000’s omitted)	Premiums Received

Outstanding, beginning of period	$1,313	$58,297
Options expired	(1,313)	(58,297)

Outstanding, end of period	$—	$—

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $1,957,665. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,555,315 at April 30, 2017.

The OTC derivatives in which the Fund invests (except for written options as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion

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Notes to Financial Statements (Unaudited) — continued

of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at April 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$90,329	$—	$—	$90,329
Receivable for open forward foreign currency exchange contracts	—	102,956	—	102,956
Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	7,177	—	—	7,177

Total Asset Derivatives	$97,506	$102,956	$—	$200,462

Derivatives not subject to master netting or similar agreements	$90,329	$—	$—	$90,329

Total Asset Derivatives subject to master netting or similar agreements	$7,177	$102,956	$—	$110,133

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$(181,030)	$(181,030)
Payable for open forward foreign currency exchange contracts	—	(151,444)	—	(151,444)
Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(1,806,221)	—	—	(1,806,221)

Total Liability Derivatives	$(1,806,221)	$(151,444)	$(181,030)	$(2,138,695)

Derivatives not subject to master netting or similar agreements	$—	$—	$(181,030)	$(181,030)

Total Liability Derivatives subject to master netting or similar agreements	$(1,806,221)	$(151,444)	$—	$(1,957,665)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

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Notes to Financial Statements (Unaudited) — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of April 30, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$7,177	$(7,177)	$—	$—	$—
Citibank, N.A.	1,356	(1,356)	—	—	—
Société Générale	2,828	—	—	—	2,828
Standard Chartered Bank	6,268	(6,268)	—	—	—
The Bank of Nova Scotia	92,504	(37,172)	—	(55,332)	—

	$110,133	$(51,973)	$—	$(55,332)	$2,828

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(426,898)	$—	$426,898	$—	$—
Barclays Bank PLC	(334,805)	7,177	327,628	—	—
BNP Paribas	(193,357)	—	—	—	(193,357)
Citibank, N.A.	(14,581)	1,356	—	—	(13,225)
Deutsche Bank AG	(298,284)	—	298,284	—	—
Goldman Sachs International	(393,663)	—	282,875	—	(110,788)
JPMorgan Chase Bank, N.A.	(57,311)	—	—	—	(57,311)
Morgan Stanley & Co. International PLC	(9,445)	—	—	—	(9,445)
Nomura International PLC	(120,422)	—	—	—	(120,422)
Standard Chartered Bank	(17,943)	6,268	—	—	(11,675)
State Street Bank and Trust Company	(53,784)	—	—	—	(53,784)
The Bank of Nova Scotia	(37,172)	37,172	—	—	—

	$(1,957,665)	$51,973	$1,335,685	$—	$(570,007)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2017 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$(58,665)	$—
Financial futures contracts	—	—	21,461
Written options	—	58,297	—
Swap contracts	624,640	—	(9,357)
Foreign currency and forward foreign currency exchange contract transactions	—	(22,539)	—

Total	$624,640	$(22,907)	$12,104
Change in unrealized appreciation (depreciation) —
Investments	$—	$41,087	$—
Financial futures contracts	—	—	(173,531)
Written options	—	(40,719)	—
Swap contracts	598,904	—	(7,499)
Foreign currency and forward foreign currency exchange contracts	—	251,402	—

Total	$598,904	$251,770	$(181,030)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$5,388,000	$74,405,000	$30,842,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts outstanding during the six months ended April 30, 2017, which is indicative of the volume of this derivative type, was approximately $563,000.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $140 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 20, 2018, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 21, 2017, the Fund paid an upfront fee of $70,000, which is being amortized to interest expense through March 20, 2018. The unamortized balance at April 30, 2017 is approximately $62,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $26,923 of amortization of previously paid upfront fees related to the period from November 1, 2016 through March 21, 2017 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2017, the Fund had borrowings outstanding under the Agreement of $89,000,000 at an interest rate of 1.80%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at April 30, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2017. For the six months ended April 30, 2017, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $98,701,657 and 1.58%, respectively.

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8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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At April 30, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$96,663,919	$70,513	$96,734,432
Collateralized Mortgage Obligations	—	68,718,577	—	68,718,577
Commercial Mortgage-Backed Securities	—	19,495,308	—	19,495,308
Mortgage Pass-Throughs	—	34,023,049	—	34,023,049
Asset-Backed Securities	—	36,103,387	—	36,103,387
U.S. Government Agency Obligations	—	1,545,473	—	1,545,473
Corporate Bonds & Notes	—	55,352,506	—	55,352,506
Foreign Government Bonds	—	20,058,254	—	20,058,254
Sovereign Loans	—	100,000	—	100,000
Common Stocks	—	161,077	1,035,588	1,196,665
Convertible Preferred Stocks	—	—	0	0
Short-Term Investments —
Foreign Government Securities	—	5,541,187	—	5,541,187
U.S. Treasury Obligations	—	2,998,680	—	2,998,680
Other	—	10,681,734	—	10,681,734

Total Investments	$—	$351,443,151	$1,106,101	$352,549,252

Forward Foreign Currency Exchange Contracts	$—	$102,956	$—	$102,956
Swap Contracts	—	7,177	—	7,177

Total	$—	$351,553,284	$1,106,101	$352,659,385

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(151,444)	$—	$(151,444)
Futures Contracts	(173,531)	—	—	(173,531)
Swap Contracts	—	(1,950,270)	—	(1,950,270)

Total	$(173,531)	$(2,101,714)	$—	$(2,275,245)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2017 is not presented. At April 30, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

10  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $932,000 (equal to 0.34% of net assets at April 30, 2017). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

38

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 16, 2017. The following action was taken by the shareholders:

Item 1:  The election of Mark R. Fetting, Valerie A. Mosley, Helen Frame Peters and Ralph F. Verni as Class III Trustees of the Fund, each for a three-year term expiring in 2020.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Mark R. Fetting	16,481,412	228,705
Valerie A. Mosley	16,473,761	236,356
Helen Frame Peters	16,478,575	231,542
Ralph F. Verni	16,471,865	238,252

39

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

40

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Short Duration Diversified Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

41

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

42

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2017

Officers and Trustees

Officers of Eaton Vance Short Duration Diversified Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Diversified Income Fund

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Ralph F. Verni

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of April 30, 2017, Fund records indicate that there are 7 registered shareholders and approximately 8,624 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7741    4.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Catherine M. McDermott, Sarah C. Orvin, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Orvin is a Vice President of EVM and has been a portfolio manager of the Fund since December 2016. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since February 2005 and is Co-

Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since February 2005. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Page, Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of April 30, 2017, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$2,039.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Sarah C. Orvin
Registered Investment Companies	1	$273.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	12	$22,935.4	0	$0
Other Pooled Investment Vehicles	12	$8,768.8	1	$2.4
Other Accounts	8	$4,621.3	0	$0

Eric A. Stein(1)
Registered Investment Companies	14	$22,204.1	0	$0
Other Pooled Investment Vehicles	3	$345.6	1	$15.3
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,039.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski(1)
Registered Investment Companies	6	$5,597.5	0	$0
Other Pooled Investment Vehicles	1	$224.8	0	$0
Other Accounts	0	$0	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows, as of April 30, 2017, the dollar range of Fund shares beneficially owned by each portfolio manager.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Sarah C. Orvin	None
Scott H. Page	None
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: June 26, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: June 26, 2017